Exhibit 10.1

FIFTEENTH AMENDMENT

TO THE

CREDIT AGREEMENT

among

FORD MOTOR COMPANY,

The Subsidiary Borrowers from Time to Time Parties Thereto,

The Several Lenders from Time to Time Parties Thereto,

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent,

JPMORGAN CHASE BANK, N.A., acting through its Hong Kong Branch,

as RMB Administrative Agent,

and

BANCO BRADESCO S.A.,

as Brazilian Administrative Agent,

Dated as of December 15, 2006,

as Amended and Restated as of November 24, 2009, Amended and Restated as of April 30, 2014, and Amended and Restated as of April 30, 2015, and as amended by the Twelfth Amendment dated as of April 29, 2016, as further amended by the Thirteenth Amendment dated as of April 28, 2017 and as further amended by the Fourteenth Amendment dated as of April 26, 2018

JPMORGAN CHASE BANK, N.A.,

as Bookrunner and Lead Arranger

BANCO BRADESCO S.A., BARCLAYS BANK PLC, BNP PARIBAS SECURITIES CORP., CITIGROUP GLOBAL MARKETS INC., COMMERZ MARKETS LLC, CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED, NEW YORK BRANCH, LLOYDS BANK CORPORATE MARKETS PLC, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, MIZUHO BANK, LTD., MORGAN STANLEY MUFG LOAN PARTNERS LLC, RBC CAPITAL MARKETS, SOCIETE GENERALE, SUMITOMO MITSUI BANKING CORPORATION,

as Bookrunners and Lead Arrangers

BANCO BRADESCO S.A., BANK OF AMERICA, N.A., BARCLAYS BANK PLC, BNP PARIBAS, CITIBANK, N.A., COMMERZ MARKETS LLC, CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED, NEW YORK BRANCH, LLOYDS BANK CORPORATE MARKETS PLC, MIZUHO BANK, LTD., MORGAN STANLEY MUFG LOAN PARTNERS LLC, ROYAL BANK OF CANADA, SOCIETE GENERALE, SUMITOMO MITSUI BANKING CORPORATION,

as Co-Syndication Agents

INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED, NEW YORK BRANCH,
as RMB Syndication Agent

FIFTEENTH AMENDMENT dated as of April 23, 2019 (this “Amendment Agreement”) to the Credit Agreement dated as of December 15, 2006, as amended and restated as of November 24, 2009, amended and restated as of April 30, 2014, amended and restated as of April 30, 2015, as amended by the Twelfth Amendment dated as of April 29, 2016, as further amended by the Thirteenth Amendment dated as of April 28, 2017 and as further amended by the Fourteenth Amendment dated as of April 26, 2018 (as further amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement” and as amended, supplemented or otherwise modified by this Amendment Agreement, the “Credit Agreement”) among Ford Motor Company (the “Company”), the Subsidiary Borrowers (as defined in the Existing Credit Agreement) from time to time party thereto, the several lenders from time to time party thereto, JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”), Banco Bradesco S.A., as Brazilian Administrative Agent (the “Brazilian Administrative Agent”), JPMorgan Chase Bank, N.A., acting through its Hong Kong Branch, as RMB Administrative Agent (the “RMB Administrative Agent”), and the other agents parties thereto.  Unless otherwise defined herein, terms defined in the Existing Credit Agreement and used herein shall have the meanings given to them in the Existing Credit Agreement.

WHEREAS, the Company has requested an amendment to the Existing Credit Agreement pursuant to which (a) substantially all of the existing Revolving Lenders will agree to (i) increase, decrease or maintain, as applicable, the amount of their existing 2021 Revolving Commitments and 2023 Revolving Commitments, (ii) extend, to April 30, 2024, the maturity of their existing (or increased or decreased) 2023 Revolving Commitments and (iii) extend, to April 30, 2022, the maturity of their existing (or increased or decreased) 2021 Revolving Commitments and (b) certain provisions of the Existing Credit Agreement will be amended; and

WHEREAS, in order to effect the foregoing, the Company and the other parties hereto desire to amend, as of the Amendment Effective Date (as defined in Section 4 below), the Existing Credit Agreement and to enter into certain other agreements set forth herein, in each case subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.  Amendment of the Existing Credit Agreement. Effective as of the Amendment Effective Date, the Existing Credit Agreement is hereby amended as follows:

(a)     the following defined terms in Section 1.1:

“2021 Brazilian Revolving Commitment”, “2021 Brazilian Revolving Commitment Recalculation Date”, “2021 Brazilian Revolving Facility”, “2021 Brazilian Revolving Lender”, “2021 Brazilian Revolving Loans”, “2021 Brazilian Revolving Percentage”, “2021 Canadian Revolving Commitment”, “2021 Canadian Revolving Facility”, “2021 Canadian Revolving Lender”, “2021 Canadian Revolving Loans”, “2021 Canadian Revolving Percentage”, “2021 Converted RMB Revolving Commitment”, “2021 Converted RMB Revolving Facility”, “2021 Converted RMB Revolving Lender”, “2021 Converted RMB Revolving Loans”, “2021 Converted RMB Revolving Percentage”, “2021 Domestic Revolving Commitment”, “2021 Domestic Revolving Facility”, “2021 Domestic Revolving Lender”, “2021 Domestic

Revolving Loans”, “2021 Domestic Revolving Percentage”, “2021 Multicurrency Revolving Commitment”, “2021 Multicurrency Revolving Facility”, “2021 Multicurrency Revolving Lender”, “2021 Multicurrency Revolving Loans”, “2021 Multicurrency Revolving Percentage”, “2021 Revolving Commitments”, “2021 Revolving Facility”, “2021 Revolving Lenders”, “2021 RMB Revolving Commitment”, “2021 RMB Revolving Lender”, “2021 RMB Revolving Loans”, “2021 RMB Revolving Percentage”, “2021 Unconverted RMB Revolving Commitment”, “2021 Unconverted RMB Revolving Facility”, “2021 Unconverted RMB Revolving Lender”, “2021 Unconverted RMB Revolving Loans”, “2021 Unconverted RMB Revolving Percentage”, “Total 2021 Revolving Commitments” and “Total 2021 Revolving Extensions of Credit”

shall be redefined as:

“2022 Brazilian Revolving Commitment”, “2022 Brazilian Revolving Commitment Recalculation Date”, “2022 Brazilian Revolving Facility”, “2022 Brazilian Revolving Lender”, “2022 Brazilian Revolving Loans”, “2022 Brazilian Revolving Percentage”, “2022 Canadian Revolving Commitment”, “2022 Canadian Revolving Facility”, “2022 Canadian Revolving Lender”, “2022 Canadian Revolving Loans”, “2022 Canadian Revolving Percentage”, “2022 Converted RMB Revolving Commitment”, “2022 Converted RMB Revolving Facility”, “2022 Converted RMB Revolving Lender”, “2022 Converted RMB Revolving Loans”, “2022 Converted RMB Revolving Percentage”, “2022 Domestic Revolving Commitment”, “2022 Domestic Revolving Facility”, “2022 Domestic Revolving Lender”, “2022 Domestic Revolving Loans”, “2022 Domestic Revolving Percentage”, “2022 Multicurrency Revolving Commitment”, “2022 Multicurrency Revolving Facility”, “2022 Multicurrency Revolving Lender”, “2022 Multicurrency Revolving Loans”, “2022 Multicurrency Revolving Percentage”, “2022 Revolving Commitments”, “2022 Revolving Facility”, “2022 Revolving Lenders”, “2022 RMB Revolving Commitment”, “2022 RMB Revolving Lender”, “2022 RMB Revolving Loans”, “2022 RMB Revolving Percentage”, “2022 Unconverted RMB Revolving Commitment”, “2022 Unconverted RMB Revolving Facility”, “2022 Unconverted RMB Revolving Lender”, “2022 Unconverted RMB Revolving Loans”, “2022 Unconverted RMB Revolving Percentage”, “Total 2022 Revolving Commitments” and “Total 2022 Revolving Extensions of Credit”, respectively, and each usage of each such term in the Credit Agreement shall refer to such redefined term.

(b)     the following defined terms in Section 1.1:

“2023 Brazilian Revolving Commitment”, “2023 Brazilian Revolving Commitment Recalculation Date”, “2023 Brazilian Revolving Facility”, “2023 Brazilian Revolving Lender”, “2023 Brazilian Revolving Loans”, “2023 Brazilian Revolving Percentage”, “2023 Canadian Revolving Commitment”, “2023 Canadian Revolving Facility”, “2023 Canadian Revolving Lender”, “2023 Canadian Revolving Loans”, “2023 Canadian Revolving Percentage”, “2023 Converted RMB Revolving Commitment”, “2023 Converted RMB Revolving Facility”, “2023 Converted RMB Revolving Lender”, “2023 Converted RMB Revolving Loans”, “2023 Converted RMB Revolving Percentage”, “2023 Domestic Revolving Commitment”, “2023

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Domestic Revolving Facility”, “2023 Domestic Revolving Lender”, “2023 Domestic Revolving Loans”, “2023 Domestic Revolving Percentage”, “2023 Multicurrency Revolving Commitment”, “2023 Multicurrency Revolving Facility”, “2023 Multicurrency Revolving Lender”, “2023 Multicurrency Revolving Loans”, “2023 Multicurrency Revolving Percentage”, “2023 Revolving Commitments”, “2023 Revolving Facility”, “2023 Revolving Lenders”, “2023 RMB Revolving Commitment”, “2023 RMB Revolving Lender”, “2023 RMB Revolving Loans”, “2023 RMB Revolving Percentage”, “2023 Unconverted RMB Revolving Commitment”, “2023 Unconverted RMB Revolving Facility”, “2023 Unconverted RMB Revolving Lender”, “2023 Unconverted RMB Revolving Loans”, “2023 Unconverted RMB Revolving Percentage”, “Total 2023 Revolving Commitments” and “Total 2023 Revolving Extensions of Credit”,

shall be redefined as:

“2024 Brazilian Revolving Commitment”, “2024 Brazilian Revolving Commitment Recalculation Date”, “2024 Brazilian Revolving Facility”, “2024 Brazilian Revolving Lender”, “2024 Brazilian Revolving Loans”, “2024 Brazilian Revolving Percentage”, “2024 Canadian Revolving Commitment”, “2024 Canadian Revolving Facility”, “2024 Canadian Revolving Lender”, “2024 Canadian Revolving Loans”, “2024 Canadian Revolving Percentage”, “2024 Converted RMB Revolving Commitment”, “2024 Converted RMB Revolving Facility”, “2024 Converted RMB Revolving Lender”, “2024 Converted RMB Revolving Loans”, “2024 Converted RMB Revolving Percentage”, “2024 Domestic Revolving Commitment”, “2024 Domestic Revolving Facility”, “2024 Domestic Revolving Lender”, “2024 Domestic Revolving Loans”, “2024 Domestic Revolving Percentage”, “2024 Multicurrency Revolving Commitment”, “2024 Multicurrency Revolving Facility”, “2024 Multicurrency Revolving Lender”, “2024 Multicurrency Revolving Loans”, “2024 Multicurrency Revolving Percentage”, “2024 Revolving Commitments”, “2024 Revolving Facility”, “2024 Revolving Lenders”, “2024 RMB Revolving Commitment”, “2024 RMB Revolving Lender”, “2024 RMB Revolving Loans”, “2024 RMB Revolving Percentage”, “2024 Unconverted RMB Revolving Commitment”, “2024 Unconverted RMB Revolving Facility”, “2024 Unconverted RMB Revolving Lender”, “2024 Unconverted RMB Revolving Loans”, “2024 Unconverted RMB Revolving Percentage”, “Total 2024 Revolving Commitments” and “Total 2024 Revolving Extensions of Credit”, respectively, and each usage of each such term in the Credit Agreement shall refer to such redefined term.

(c)     the definition of “Revolving Termination Date “ in Section 1.1 shall be amended and restated to read in its entirety as follows:

“‘Revolving Termination Date’: as to any Lender, with respect to 2022 Revolving Commitments, initially April 30, 2022, and with respect to 2024 Revolving Commitments, initially April 30, 2024, in each case as such date for such Lender may be extended from time to time pursuant to Section 2.33.”

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(d)     each usage of the term “Fourteenth Amendment Effective Date” in the Credit Agreement (except in the definition of “Fourteenth Amendment Effective Date”) shall be replaced with the term “Fifteenth Amendment Effective Date”.

(e)     Section 1.1 shall be amended by inserting the following definitions in their alphabetical location therein:

“‘Fifteenth Amendment Effective Date’: April 23, 2019.”

“‘IBA’: as defined in Section 1.4.”

“‘USA Patriot Act’: as defined in Section 10.18.”

(f)      Section 2.2 shall be amended by replacing the phrase “Following the Fourteenth Amendment” in the fifth line thereof with “Following the Fifteenth Amendment”.

(g)     Section 1 shall be amended by inserting a new Section 1.4 at the end thereof to read in its entirety as follows:

“1.4     Interest Rates; Eurocurrency Notification.        The interest rate on Eurocurrency Loans is determined by reference to the Eurocurrency Rate, which is derived from the London interbank offered rate.  The London interbank offered rate is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market.  In July 2017, the U.K. Financial Conduct Authority announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions to the ICE Benchmark Administration (together with any successor to the ICE Benchmark Administrator, the “IBA”) for purposes of the IBA setting the London interbank offered rate.  As a result, it is possible that commencing in 2022, the London interbank offered rate may no longer be available or may no longer be deemed an appropriate reference rate upon which to determine the interest rate on Eurocurrency Loans.  In light of this eventuality, public and private sector industry initiatives are currently underway to identify a new or alternative rate of interest.  In the event that the London interbank offered rate is no longer available or in certain other circumstances as set forth in Section 2.23(e) of this Agreement, such Section 2.23(e) provides a mechanism for determining an alternate rate of interest.  The Administrative Agent will notify the Company, pursuant to Section 2.23, in advance of any change to the reference rate upon which the interest rate on Eurocurrency Loans is based.  However, the Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, the administration, submission or any other matter related to the London interbank offered rate or other rates in the definition of “Eurocurrency Rate” or with respect to any alternative or successor rate thereto, or replacement rate thereof, including without limitation, whether the composition or characteristics of any such alternative, successor or replacement reference rate, as it may or may not be adjusted pursuant to Section 2.23(e), will be similar to, or produce the same value or economic equivalence of the Eurocurrency Rate or have the same volume or liquidity as did the London interbank offered rate prior to its discontinuance or unavailability.”

(h)     Section 2.23(a)(i) shall be amended by adding the parenthetical “(including because the Eurocurrency Screen Rate is not available or published on a current basis)” immediately before the phrase “for such Interest Period”.

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(i)      Section 2.23 shall be amended by inserting a new clause (e) at the end thereof to read in its entirety as follows:

“(e)      If at any time the Company notifies the Administrative Agent that the Company has determined or the Administrative Agent determines (which determination shall be conclusive absent manifest error) that (i) the circumstances set forth in clause (a)(i) have arisen and such circumstances are unlikely to be temporary or (ii) the circumstances set forth in clause (a)(i) have not arisen but either (w) the supervisor for the administrator of the Eurocurrency Screen Rate has made a public statement that the administrator of the Eurocurrency Screen Rate is insolvent (and there is no successor administrator that will continue publication of the Eurocurrency Screen Rate), (x) the administrator of the Eurocurrency Screen Rate has made a public statement identifying a specific date after which the Eurocurrency Screen Rate will permanently or indefinitely cease to be published by it (and there is no successor administrator that will continue publication of the Eurocurrency Screen Rate), (y) the supervisor for the administrator of the Eurocurrency Screen Rate has made a public statement identifying a specific date after which the Eurocurrency Screen Rate will permanently or indefinitely cease to be published or (z) the supervisor for the administrator of the Eurocurrency Screen Rate or a Governmental Authority having jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which the Eurocurrency Screen Rate may no longer be used for determining interest rates for loans, then the Administrative Agent and the Company shall endeavor to establish an alternate rate of interest to the Eurocurrency Rate (which, for the avoidance of doubt, may include a positive or negative adjustment that may enable the parties hereto to mitigate some of the differences between the Eurocurrency Rate and the alternate rate of interest) that gives due consideration to the then prevailing market convention and/or any selection or recommendation by the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto, in each case, for determining a rate of interest for syndicated loans in the United States at such time, and shall enter into an amendment to this Agreement to reflect such alternate rate of interest and such other related changes to this Agreement as may be applicable (but for the avoidance of doubt, such related changes shall not include a change in the Applicable Margin); provided that, if such alternate rate of interest as so determined would be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement. Notwithstanding anything to the contrary in Section 10.1, such amendment shall become effective, with respect to any relevant Facility, without any further action or consent of any other party to this Agreement so long as the Administrative Agent shall not have received, within five Business Days of the date a copy of such proposed amendment is provided to the Lenders, a written notice from the Majority Facility Lenders in respect of such Facility stating that such Majority Facility Lenders object to such amendment.  Until an alternate rate of interest shall be determined in accordance with this clause (e) (but, in the case of the circumstances described in clause (ii)(w), clause (ii)(x) or clause (ii)(y) of the first sentence of this Section 2.23(e), only to the extent the Eurocurrency Screen Rate for such Interest Period is not available or published at such time on a current basis), (x) any interest election request pursuant to Section 2.19 that requests the conversion of any Loan to, or continuation of any Loan as, a Eurocurrency Loan shall be ineffective and (y) if any request for a Loan constitutes a request for a Eurocurrency Loan, such Loan shall be made as an ABR Loan.”

(j)      Section 9.11(b) shall be amended and restated to read in its entirety as follows:

“(b)      In addition, unless sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or such Lender has not provided another representation, warranty and covenant as provided in sub-clause (iv) in the immediately preceding clause (a), such Lender further (x)

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represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, each lead arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Company or any other Loan Party, that none of the Administrative Agent, any lead arranger or any of their respective Affiliates is a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments, the Letters of Credit and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto).”

(k)     Section 10.2 shall be amended by amending and restating the Company’s notice information in its entirety as follows:

“Company:	Ford Motor Company One American Road Dearborn, MI 48126 Attention: Treasurer Fax: 313-390-7656 Telephone: 313-390-2618 Email: notice@ford.com

with a copy to:	Ford Motor Company One American Road Dearborn, MI 48126 Attention: Secretary Telecopy: 313-322-1200 Telephone: 313-390-8060

(l)      Schedule 1.1A (Commitments) to the Existing Credit Agreement is hereby amended and restated in its entirety to reflect the elections made by the Revolving Lenders party hereto that elect to (A) increase, decrease or maintain, as applicable, the amount of their existing 2021 Revolving Commitments and/or existing 2023 Revolving Commitments, as applicable, (B) extend the Revolving Termination Date in respect of their existing (or increased or decreased) 2021 Revolving Commitments (with respect to 2021 Revolving Commitments so extended, each an “Extending 2021 Revolving Lender”) to April 30, 2022, (C) extend the Revolving Termination Date in respect of their existing (or increased or decreased) 2023 Revolving Commitments (with respect to the 2023 Revolving Commitments so extended, each an “Extending 2023 Revolving Lender”) to April 30, 2024 and (D)  reallocate their 2022 Revolving Commitments among the applicable 2022 Revolving Facilities and reallocate their 2024 Revolving Commitments among the applicable 2024 Revolving Facilities, in each case in the amounts set forth on such modified Schedule 1.1A (Commitments).  Each Revolving Lender party hereto hereby authorizes the Administrative Agent to compile such modified Schedule 1.1A (Commitments) reflecting such elections, increases and decreases, and attach such modified Schedule 1.1A (Commitments) to the Credit Agreement.

Except as set forth above, all schedules and exhibits to the Existing Credit Agreement, in the forms thereof in effect immediately prior to the Amendment Effective Date, will continue to be schedules and exhibits to the Credit Agreement.

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SECTION 2. Waiver. Pursuant to Section 10.1(a) of the Existing Credit Agreement, the Company and the Required Lenders hereby waive Sections 2.24(a) and 2.32 of the Existing Credit Agreement to the extent necessary to permit the increases, decreases and extensions, on a non-pro-rata basis, of the 2021 Revolving Commitments and 2023 Revolving Commitments of Extending Lenders contemplated by this Amendment Agreement set forth on Schedule 1.1A (Commitments) hereto.

SECTION 3.  Representations and Warranties.  To induce the Administrative Agent, the Brazilian Administrative Agent, the RMB Administrative Agent, the Extending 2021 Revolving Lenders and the Extending 2023 Revolving Lenders to enter into this Amendment Agreement, the Company (with respect to the representations and warranties in clauses (b) and (c) below) and each Current Loan Party (as defined below) (solely for itself, with respect to the representations and warranties in clause (a) below) hereby represents and warrants to the Administrative Agent, the Brazilian Administrative Agent, the RMB Administrative Agent, the Extending 2021 Revolving Lenders and the Extending 2023 Revolving Lenders that:

(a)     (i) Each of the Company, FMCC, Banco Ford and Ford Brasil (each a “Current Loan Party”) has the requisite power and authority to execute, deliver and perform its obligations under this Amendment Agreement, has taken all necessary corporate or other action to authorize the execution, delivery and performance of this Amendment Agreement and has duly executed and delivered this Amendment Agreement and (ii) this Amendment Agreement constitutes a legal, valid and binding obligation of each Current Loan Party enforceable against such Current Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(b)     As of the Amendment Effective Date, after giving effect to the transactions contemplated by this Amendment Agreement, no Default or Event of Default has occurred and is continuing.

(c)     Each of the representations and warranties set forth in the Loan Documents is true and correct in all material respects on and as of the Amendment Effective Date with the same effect as though made on and as of the Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date).

SECTION 4.  Effectiveness of this Amendment Agreement.  The effectiveness of this Amendment Agreement is subject to the satisfaction of the following conditions precedent (the date on which all of such conditions shall first be satisfied, the “Amendment Effective Date”):

(a)     The Administrative Agent shall have received duly executed counterparts hereof that, when taken together, bear the signatures of each Current Loan Party, the Required Lenders, each Extending 2021 Revolving Lender, each Extending 2023 Revolving Lender, the Administrative Agent, the Brazilian Administrative Agent, the RMB Administrative Agent, each Issuing Lender and each Swingline Lender.

(b)     The Administrative Agent shall have received legal opinions, dated the Amendment Effective Date, of (i) Davis Polk & Wardwell LLP, New York counsel to the Company, (ii) an in-house counsel of the Company serving as either the Secretary or an Assistant Secretary of the

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Company, and (iii) Machado, Meyer, Sendacz e Opice, Brazilian counsel to Banco Ford and Ford Brasil, in each case addressed to the Lenders, the Agents and each Issuing Lender as to matters previously agreed between the Company and the Administrative Agent.

(c)     The Administrative Agent shall have received from the Company, for the account of (i) each Extending 2021 Revolving Lender, a fee in an amount equal to 0.04% of the lesser of (x) such Extending 2021 Revolving Lender’s (or its affiliates’) aggregate 2022 Revolving Commitments under the Credit Agreement on the Amendment Effective Date and (y) such Extending 2021 Revolving Lender’s (or its affiliates’) existing 2021 Revolving Commitments (after giving effect to any assignments of existing 2021 Revolving Commitments to such Extending 2021 Revolving Lender (or its affiliates), but without giving effect to any assignments of existing 2021 Revolving Commitments by such Extending 2021 Revolving Lender (or its affiliates), in each case on or prior to the Amendment Effective Date) immediately prior to the Amendment Effective Date, (ii) each Extending 2021 Revolving Lender, a fee in an amount equal to 0.18% of such Extending 2021 Revolving Lender’s aggregate 2022 Revolving Commitments under the Credit Agreement on the Amendment Effective Date in excess of the amount referred to in clause (i) for such Extending 2021 Revolving Lender, (iii) each Extending 2023 Revolving Lender, a fee in an amount equal to 0.04% of the lesser of (x) such Extending 2023 Revolving Lender’s (or its affiliates’) aggregate 2024 Revolving Commitments under the Credit Agreement on the Amendment Effective Date and (y) such Extending 2023 Revolving Lender’s (or its affiliates’) existing 2023 Revolving Commitments (after giving effect to any assignments of existing 2023 Revolving Commitments to such Extending 2023 Revolving Lender (or its affiliates), but without giving effect to any assignments of existing 2023 Revolving Commitments by such Extending 2023 Revolving Lender (or its affiliates), in each case on or prior to the Amendment Effective Date) immediately prior to the Amendment Effective Date and (iv) each Extending 2023 Revolving Lender, a fee in an amount equal to 0.20% of such Extending 2023 Revolving Lender’s aggregate 2024 Revolving Commitments under the Credit Agreement on the Amendment Effective Date in excess of the amount referred to in clause (iii) for such Extending 2023 Revolving Lender.

(d)       So long as reasonably requested in writing at least ten Business Days prior to the Amendment Effective Date, the Administrative Agent shall have received, at least three Business Days prior to the Amendment Effective Date, to the extent the Company qualifies as a “legal entity customer” under the Beneficial Ownership Regulation (as defined below), a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation. As used herein, the term “Beneficial Ownership Regulation” shall mean 31 C.F.R. § 1010.230.

SECTION 5.  Effect of this Amendment Agreement.

(a)     Except as expressly set forth herein, this Amendment Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Existing Credit Agreement or any other Loan Document and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other provision of the Existing Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Existing Credit Agreement, which shall remain in full force and effect, except in each case as amended, restated, replaced and superseded hereby or by the Credit Agreement, or any instruments executed in connection herewith or therewith.  Nothing herein shall be deemed to entitle the Company to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions,

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obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

(b)     On and after the Amendment Effective Date, each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the “Credit Agreement” in any other Loan Document shall be deemed a reference to the Credit Agreement.  This Amendment Agreement shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 6.  Governing Law.  THIS AMENDMENT AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 7.  Costs and Expenses.  The Company agrees to reimburse the Agents for their reasonable out-of-pocket expenses in connection with this Amendment Agreement, including the reasonable fees, charges and disbursements of a single primary counsel (and a single local counsel in Brazil) for the Agents.

SECTION 8.  Counterparts.  This Amendment Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.  Delivery of any executed counterpart of a signature page of this Amendment Agreement by facsimile or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

SECTION 9.  Headings.  The headings of this Amendment Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

[Remainder of page intentionally blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed and delivered by their respective duly authorized officers or representatives as of the day and year first above written.

FORD MOTOR COMPANY

By:	/s/ Jason C. Behnke
	Name:	Jason C. Behnke
	Title:	Assistant Treasurer

FORD MOTOR CREDIT COMPANY LLC

By:	/s/ Brian E. Schaaf
	Name:	Brian E. Schaaf
	Title:	CFO & Treasurer

BANCO FORD S.A.

By:	/s/ Andréa Teixeira Pinto
	Name:	Andréa Teixeira Pinto
	Title:	Officer

By:	/s/ Denis Eduardo Ardenghi
	Name:	Denis Eduardo Ardenghi
	Title:	Officer

FORD MOTOR COMPANY BRASIL LTDA.

By:	/s/ Daniel Tadeu Justo
	Name:	Daniel Tadeu Justo
	Title:	Officer of Finance

By:	/s/ Roberto Guillermo Lastra
	Name:	Roberto Guillermo Lastra
	Title:	Officer

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Robert P. Kellas
	Name:	Robert P. Kellas
	Title:	Executive Director

JPMORGAN CHASE BANK, NA., acting through its Hong Kong Branch, as RMB Administrative Agent

By:	/s/ Robert P. Kellas
	Name:	Robert P. Kellas
	Title:	Executive Director

BANCO BRADESCO S.A., as Brazilian Administrative Agent

By:	/s/ Edílio de Jesus Almeida
Name: Edílio de Jesus Almeida
Title: Gerente de Operações (Operations Manager)

By:	/s/ Silmara Ligia M. Kitasato
Name: Silmara Ligia M. Kitasato
Title: Analista Senior (Senior Analyst)